UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas,

Suite 5100, New York, NY 10036

(Address of principal executive offices, including zip code)

888-622-1218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 7, 2023, Future FinTech (Hong Kong) Limited (“Buyer”), a company incorporated in Hong Kong and a wholly owned subsidiary of Future FinTech Group Inc. (the “Company”), completed its acquisition of 100% of the issued and outstanding shares of Alpha International Securities (Hong Kong) Limited, a company incorporated in Hong Kong ("Alpha HK") and Alpha Information Service (Shenzhen) Co., Ltd., a company incorporated in China (“Alpha SZ”) from Alpha Financial Limited (“Seller”) for a total of HK$15,659,949 (approximately $2,007,686), pursuant to a Share Transfer Agreement (the “Agreement”) dated February 27, 2023. The Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2023, which is incorporated herein by reference. Ms. Ying Li, a director of the Board of Directors and vice president of the Company is a minority shareholder of the parent company of Alpha International Financial Holdings Limited (“Alpha International”), which is the sole shareholder of the Seller. Ms. Li has served as a director of Alpha International since February 5, 2020, and as a director of Alpha HK since September 9, 2020.

Item 8.01 Other Events

On November 13, 2023, the Company issued a press release announcing the completion of acquisition described in Item 2.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 to this Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: November 13, 2023	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer

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